Exhibit 10.16

December 10, 2009

VIA FACSIMILE (925-937-1313) AND CERTIFIED MAIL

RETURN RECEIPT REQUESTED

Mr. Donald Bruzzone

California Development, Inc.

1200 Snyder Lane

Walnut Creek, California 94598

Re: 2550 Stanwell Drive, Concord, California – Option to Extend

Dear Mr. Bruzzone:

In accordance with Section 5 of the Second Amendment to Standard Industrial/Commercial Single-Tenant Lease – Net, dated September 17, 2008 (the “Second Lease Amendment”) between California Development, Inc. (“Lessor”) and Cerus Corporation (“Lessee”) relating to 2550 Stanwell Drive, Concord California, Lessee hereby exercises its option (“Ten-Year Extension Option”) to extend the Term of the Lease for the Ten-Year Extension Term. All capitalized terms in this letter have the definitions specified in the Second Lease Amendment.

Sincerely,

CERUS CORPORATION

By:	/s/ Lori L. Roll
Lori L. Roll
Vice President, Administration

CERUS CORPORATION	2411 Stanwell Drive Concord, CA 94520	Tel. 925.288.6000 Fax. 925.288.6001	www.cerus.com